UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2020

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Clay Street, Suite 3300 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 328-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	TALO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Registration Rights Agreement Amendment

In connection with the closing of the Acquisitions (as defined below) on February 28, 2020 (the “Closing”), and pursuant to the Purchase Agreements, as amended (as defined below), Talos Energy Inc., a Delaware corporation (the “Company”) and ILX Holdings, LLC, a Delaware limited liability company (“ILX Holdings”), ILX Holdings II, LLC, a Delaware limited liability company (“ILX Holdings II”), ILX Holdings III LLC, a Delaware limited liability company (“ILX Holdings III”) and Riverstone V Castex 2014 Holdings, L.P., a Delaware limited partnership and designee of Castex Energy 2014, LLC, a Delaware limited liability company (“Castex 2014,” and together with ILX Holdings, ILX Holdings II and ILX Holdings III, the “Riverstone Sellers”), among others, entered into an amendment (the “Registration Rights Agreement Amendment”) to the Registration Rights Agreement, dated as of May 10, 2018 (the “Original Registration Rights Agreement,” and as amended from time to time, the “Registration Rights Agreement”), by and between the Company and certain holders of the Company’s common stock, par value $0.01 per share (“Common Stock”), party thereto. The Registration Rights Agreement Amendment adds each of the Riverstone Sellers (or one or more of its designated affiliates) as parties to the Registration Rights Agreement and provides such parties with customary registration rights with respect to the Company’s Preferred Shares (as defined below) issued to the Riverstone Sellers at the Closing.

The foregoing description of the Registration Rights Agreement Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement Amendment, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

At the Closing, the Company consummated a previously announced acquisition of the outstanding limited liability company interests in certain wholly owned subsidiaries (the “Acquisitions”) of each of the Riverstone Sellers and Castex Energy 2016, L.P., a Delaware limited partnership (“Castex 2016,” and together with the Riverstone Sellers, the “Sellers”) pursuant to separate Purchase and Sale Agreements, dated as of December 10, 2019, between the Company, Talos Production Inc., a Delaware corporation (“Talos Production”) and each of the Sellers (as amended from time to time, the “Purchase Agreements”) for aggregate consideration consisting of the following, subject to certain negotiated adjustments: (i) an aggregate amount of cash from Talos Production equal to $385 million and (ii) an aggregate 110,000 shares (the “Preferred Shares”) of a series of the Company’s preferred stock, par value $0.01 per share, designated as “Series A Convertible Preferred Stock,” the terms of which are set forth in the Certificate of Designation of Preferences, Rights and Limitations related thereto (the “Certificate of Designation”). Each Preferred Share will automatically convert (the “Conversion”) into 100 shares of Common Stock (subject to adjustments) immediately following the expiration of the 20 calendar day period commencing on the stated date of distribution to the Company’s stockholders of a definitive Information Statement on Schedule 14C relating to such Conversion.

On December 10, 2019, Talos Production deposited in escrow an amount in cash equal to five percent of the Unadjusted Purchase Price (as defined in the applicable Purchase Agreement) under each Purchase Agreement that was applied at Closing towards the cash component of the purchase price under each Purchase Agreement. The Purchase Agreements have an effective time of 12:00 a.m., Central Time, on July 1, 2019.

Relationships

As of February 24, 2020, (i) certain entities controlled by or affiliated with Riverstone Energy Partners V, L.P. (collectively, the “Riverstone Funds”), an affiliate of Riverstone Holdings LLC, beneficially owned and possessed voting power over approximately 27.5% of the issued and outstanding Common Stock and (ii) certain funds and other alternative investment vehicles managed by Apollo Management VII, L.P. and Apollo Commodities Management, L.P., with respect to Series I (collectively, the “Apollo Funds”) beneficially owned and possessed voting power over approximately 35.4% of the issued and outstanding Common Stock. Pursuant to the Company’s Stockholders’ Agreement, dated as of May 10, 2018, as amended from time to time (the “Stockholders’ Agreement”), (i) the Riverstone Funds currently have the right to designate two persons for nomination by the board of directors of the Company (the “Board”) for election to the Board (a “Riverstone Director”), (ii) the Apollo Funds currently have the right to designate two persons for nomination by the Board for election to the Board (an “Apollo Director”) and (iii) the Apollo Funds and the Riverstone Funds currently have the collective right to designate two additional persons for nomination by the Board for election to the Board (a “Joint Director”). Two Riverstone Directors, two Apollo Directors and one Joint Director currently serve on the Board pursuant to the Stockholders’ Agreement.

Item 3.03.	Material Modification to Rights of Security Holders.

Certificate of Designation

On February 27, 2020, in contemplation of the Closing, the Company adopted the Certificate of Designation to provide for the issuance of 110,000 Preferred Shares. On the terms and subject to the conditions set forth in the Certificate of Designation, each share of Series A Convertible Preferred Stock will automatically convert into 100 shares (subject to adjustments) of Common Stock immediately following the expiration of 20 calendar day period commencing on the stated date of distribution to the Company’s stockholders of a definitive Information Statement on Schedule 14C relating to the Conversion. The Series A Convertible Preferred Stock will have no voting rights, except as otherwise expressly required by law, and the consent of the holders thereof shall not be required for the taking of any corporate action, except for any voting rights (including with respect to corporate action) required by the General Corporation Law of the State of Delaware or the Company’s Amended and Restated Certificate of Incorporation; provided, however, the holders of Series A Convertible Preferred Stock will have the right to vote as a class on any increase or decrease in the authorized shares of Series A Convertible Preferred Stock.

The foregoing description of the Certificate of Designation is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On March 2, 2020, the Company announced the Closing of the Acquisitions. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this Current Report on Form 8-K under Item 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this Item 9.01 will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial statements required by this Item 9.01 will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1#	Purchase and Sale Agreement, dated as of December 10, 2019, by and among Talos Energy Inc., Talos Production Inc. and ILX Holdings, LLC (incorporated by reference to Exhibit 2.1 to Talos Energy Inc.’s Form 8-K (File No. 001-38497) filed with the SEC on December 16, 2019).

2.2	First Amendment to Purchase and Sale Agreement, dated as of February 24, 2020, by and among Talos Energy Inc., Talos Production Inc. and ILX Holdings, LLC (incorporated by reference to Exhibit 2.2 to Talos Energy Inc.’s Form 8-K (File No. 001-38497) filed with the SEC on February 25, 2020).

2.3#	Purchase and Sale Agreement, dated as of December 10, 2019, by and among Talos Energy Inc., Talos Production Inc. and ILX Holdings II, LLC (incorporated by reference to Exhibit 2.2 to Talos Energy Inc.’s Form 8-K (File No. 001-38497) filed with the SEC on December 16, 2019).

2.4	First Amendment to Purchase and Sale Agreement, dated as of February 24, 2020, by and among Talos Energy Inc., Talos Production Inc. and ILX Holdings II, LLC (incorporated by reference to Exhibit 2.4 to Talos Energy Inc.’s Form 8-K (File No. 001-38497) filed with the SEC on February 25, 2020).

2.5#	Purchase and Sale Agreement, dated as of December 10, 2019, by and among Talos Energy Inc., Talos Production Inc. and ILX Holdings III, LLC (incorporated by reference to Exhibit 2.3 to Talos Energy Inc.’s Form 8-K (File No. 001-38497) filed with the SEC on December 16, 2019).

2.6	First Amendment to Purchase and Sale Agreement, dated as of February 24, 2020, by and among Talos Energy Inc., Talos Production Inc. and ILX Holdings III, LLC (incorporated by reference to Exhibit 2.6 to Talos Energy Inc.’s Form 8-K (File No. 001-38497) filed with the SEC on February 25, 2020).

2.7#	Purchase and Sale Agreement, dated as of December 10, 2019, by and among Talos Energy Inc., Talos Production Inc. and Castex Energy 2014, LLC (incorporated by reference to Exhibit 2.4 to Talos Energy Inc.’s Form 8-K (File No. 001-38497) filed with the SEC on December 16, 2019).

2.8	First Amendment to Purchase and Sale Agreement, dated as of February 24, 2020, by and among Talos Energy Inc., Talos Production Inc. and Castex Energy 2014, LLC (incorporated by reference to Exhibit 2.8 to Talos Energy Inc.’s Form 8-K (File No. 001-38497) filed with the SEC on February 25, 2020).

2.9#	Purchase and Sale Agreement, dated as of December 10, 2019, by and among Talos Energy Inc., Talos Production Inc. and Castex Energy 2016, L.P. (incorporated by reference to Exhibit 2.5 to Talos Energy Inc.’s Form 8-K (File. No. 001-38497) filed with the SEC on December 16, 2019).

3.1*	Certificate of Designation of Preferences, Rights and Limitations, dated as of February 27, 2020.

4.1	Registration Rights Agreement, dated as of May 10, 2018, by and among Talos Energy Inc. and each of the other parties set forth on the signature pages thereto (incorporated by reference to Exhibit 4.2 to Talos Energy Inc.’s Form 8-K 12B (File No. 001-38497) filed with the SEC on May 16, 2018).

4.2*	Amendment No. 1 to Registration Rights Agreement, dated as of February 28, 2020, by and among Talos Energy Inc. and each of the other parties set forth on the signature pages thereto.

99.1*	Press Release dated March 2, 2020.

*	Filed herewith.
#	Certain schedules, annexes or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2020

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Executive Vice President, General Counsel and Secretary

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